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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 27, 1999


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                          CAPSTAR COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)



          DELAWARE                      0-22486                 13-3649750
       (State or other          (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

    600 CONGRESS AVENUE
         SUITE 1400                                                78701
        AUSTIN, TEXAS                                            (Zip code)
   (Address of principal
     executive offices)

       Registrant's telephone number, including area code: (512) 340-7800

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

       In a press release dated September 27, 1999, a copy of which is filed as Exhibit 99.1 hereto, Capstar Communications, Inc., a subsidiary of AMFM Inc., announced the commencement of (i) a tender offer to purchase for cash all of its outstanding 10 3/4% Senior Subordinated Notes due 2006 (the "Notes"), and (ii) the solicitation of consents to proposed amendments to eliminate certain restrictive covenants and to amend certain other provisions of the indenture to which the Notes were issued.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)    EXHIBITS.

       99.1     --      Press release, dated September 27, 1999.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CAPSTAR COMMUNICATIONS, INC.
                                        (Registrant)



                                        By: /s/ WILLIAM S. BANOWSKY, JR.
                                            ------------------------------------
                                        Name:  William S. Banowsky, Jr.
                                        Title: Vice President and Secretary


Date: September 27, 1999



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                                  EXHIBIT INDEX


    EXHIBIT
    NUMBER                        EXHIBIT TITLE
     99.1     --      Press release, dated September 27, 1999.

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